Exhibit 10(iii)A(4)

                        NATIONAL SERVICE INDUSTRIES, INC.
                      LONG-TERM ACHIEVEMENT INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

THIS  AGREEMENT,  made and entered into as of the 24th day of October,  2000, by and between  NATIONAL SERVICE  INDUSTRIES,  INC., a Delaware  Corporation,  (the
"Company") and ("Grantee").

              W o I o T o N o E o S o S o E o T o H t o h o a o t:

WHEREAS,  the Company maintains the National Service Industries,  Inc. Long-Term
Achievement  Incentive  Plan (the "Plan"),  and Grantee has been selected by the
Committee to receive one or more Restricted Stock Awards under the Plan;

NOW,  THEREFORE,  IT IS AGREED,  by and  between the  Company  and  Grantee,  as follows:

1.       Awards of Restricted Stock

1.1 The  Company  hereby  grants  to  Grantee  an award of  Shares  of restricted stock ("Restricted  Stock"),  subject to, and in accordance with, the restrictions,  terms, and conditions set forth in this Agreement. The grant date of this award of Restricted  Stock is October 24, 2000 (the "Grant  Date"),  and
the average of the high and low prices of a Share on the New York Stock Exchange on the Grant Date is $19.25.

1.2 This Agreement  (including any appendices)  shall be construed in accordance with,  and subject to, the  provisions of the Plan (the  provisions of which are incorporated  herein by reference) and, except as otherwise  expressly set forth herein,  the  capitalized  terms  used in this  Agreement  shall  have  the same definitions as set forth in the Plan.

2.       Restrictions

2.1 Subject to Sections 2.3, 2.4, and 2.6 below,  the Restricted Stock shall not begin to vest until the date (the  "Vesting  Start  Date") on which the  closing price  of the  Company's  common  stock  on the New York  Stock  Exchange  for a consecutive 30-day period (the "Stock Price Target") equals or exceeds the Stock
Price Target  indicated  below with respect to the Shares of  Restricted  Stock;
provided,  however,  that if the Stock  Price  Target has not  reached the level provided  below on or  before  the fifth  anniversary  of the  Grant  Date,  all corresponding  Shares of  Restricted  Stock for such Stock Price Target shall be immediately forfeited and shall not be subject to any future vesting.

Exhibit 10(iii)A(4)

                          Number of Shares                  Stock Price Target
                         of Restricted Stock              for Vesting Start Date
                         -------------------              ----------------------

                             Target Shares                       $22.1375
                             Target Shares                       $25.0250
                             Target Shares                       $27.9125
                             Target Shares                       $30.8000
                             Target Shares                       $33.6875

2.2 Except as  provided in Section  2.3,  2.4,  and 2.6 below,  once the Vesting
Start Date has been  reached  for a portion of the Shares of  Restricted  Stock, those  Shares  of  Restricted  Stock  shall  vest as  follows  during  Grantee's employment:  on each anniversary of the Vesting Start Date (each such date shall be a "Vesting Date"), 25% of the Shares of Restricted Stock shall vest such that on the 4th  anniversary of the Vesting Start Date (the "Final Vesting Date") all
of those Shares of Restricted Stock shall be fully vested.

On each Vesting Date,  Grantee  shall own the Vested Shares of Restricted  Stock free and clear of all  restrictions  imposed  by this  Agreement  (except  those imposed by Section 3.4 below).  The Company shall deliver a  certificate(s)  for the Vested Shares of Restricted Stock to Grantee as soon as practical after each
Vesting Date. For purposes of this  Agreement,  employment  with a Subsidiary of the Company shall be considered employment with the Company.

2.3 In the  event,  prior to the Final  Vesting  Date,  (i)  Grantee  dies while actively employed by the Company, or (ii) Grantee has his employment  terminated by reason of Disability,  any Restricted  Stock for which the appropriate  Stock
Price  Target has been  reached  and a Vesting  Start Date has been  established shall become fully vested and  nonforfeitable  as of the date of Grantee's death or Disability and all Restricted  Stock for which the Stock Price Target has not
been  reached  shall  be  immediately  forfeited.   The  Company  shall  deliver
certificate(s)   for  the  vested  Restricted  Stock,  free  and  clear  of  any restrictions  imposed by this Agreement (except for Section 3.4) to Grantee (or, in the event of death,  his surviving spouse or, if none, to his estate) as soon as practical after his date of death or termination for Disability.

2.4 If Grantee  retires  from the Company on or after  attaining  (i) age 65, or
(ii)  age 55 with 10 years of  service,  the  vesting  of the  Restricted  Stock
(including the commencement of vesting by establishing a Vesting Start Date upon reaching a Stock  Price  Target)  shall  continue  as if Grantee  were an active employee,  unless  within  two (2)  years  of his  date of  termination  Grantee violates  the  Restrictive  Covenant  (Non-Competition  Agreement)  attached  as
Exhibit  "A"  hereto,  at which time all  unvested  Shares of  Restricted  Stock
(whether or not a Vesting Start Date has been established for such Shares) shall immediately be forfeited. If Grantee dies after retiring under this Section 2.4, but prior to the Final Vesting Date for any Shares of Restricted Stock, then any
Restricted  Stock for which the appropriate  Stock Price Target has been reached

Exhibit 10(iii)A(4)

and a Vesting  Start Date has been  established  shall  become  fully vested and nonforfeitable  as of the date of Grantee's  death and all Restricted  Stock for which  the  Stock  Price  Target  has not  been  reached  shall  be  immediately forfeited.

2.5 Except for death or  Disability  as provided in Section 2.3 or retirement as provided in Section 2.4, if Grantee  terminates his employment or if the Company terminates  Grantee prior to the Final Vesting Date, the Restricted  Stock shall cease  to vest  further,  the  unvested  Shares  of  Restricted  Stock  shall be immediately  forfeited,  and Grantee  shall only be  entitled to the  Restricted
Stock that is vested as of his date of termination.

2.6  Notwithstanding  the other provisions of this Agreement,  in the event of a
Change  in  Control  prior to  Grantee's  Final  Vesting  Date,  all  Shares  of
Restricted Stock (whether or not the  corresponding  Stock Price Target had been attained)  shall become fully  vested and  nonforfeitable  as of the date of the
Change in  Control.  On the date of the Change in  Control,  the  Company  shall deliver to Grantee a certificate(s)  for the Restricted Stock, free and clear of any restrictions imposed by this Agreement.

2.7 The Restricted Stock may not be sold,  assigned,  transferred,  pledged,  or otherwise  encumbered prior to the date Grantee becomes vested in the Restricted
Stock.

3.       Stock; Dividends; Voting

3.1 The Restricted  Stock shall be registered on the Company's books in the name of Grantee  only as of the  respective  Vesting  Start  Date for such  Shares of
Restricted Stock. The Company may issue stock certificates or evidence Grantee's interest by using a book entry  account.  Physical  possession or custody of any stock  certificates  that are issued shall be retained by the Company until such time as the Shares are vested in accordance with Section 2. The Company reserves the  right  to  place a  legend  on the  stock  certificate(s)  restricting  the transferability  of such  certificates and referring to the terms and conditions
(including forfeiture) of this Agreement and the Plan.

3.2 After a Vesting  Start Date has occurred  with respect to certain  Shares of
Restricted  Stock,  Grantee shall be entitled to receive  dividends and/or other distributions declared on such Restricted Stock and Grantee shall be entitled to vote such Restricted Stock,  provided that these rights shall cease in the event such Restricted Stock is forfeited.

3.3 In the event of a Change in  Capitalization,  the number and class of Shares or other securities that Grantee shall be entitled to, and shall hold,  pursuant to this  Agreement  shall be  appropriately  adjusted  or changed to reflect the
Change in Capitalization, provided that any such additional Shares or additional or different  shares or securities  shall remain subject to the  restrictions in this Agreement.

Exhibit 10(iii)A(4)

3.4 Grantee  represents and warrants that he is acquiring the  Restricted  Stock for  investment  purposes  only,  and not with a view to  distribution  thereof.
Grantee  is aware  that the  Restricted  Stock may not be  registered  under the federal  or any  state  securities  laws and  that,  in  addition  to the  other restrictions  on the Shares,  they will not be able to be transferred  unless an exemption from registration is available or the Shares are registered. By making this award of Restricted Stock, the Company is not undertaking any obligation to register the Restricted Stock under any federal or state securities laws.

4.       No Right to Continued Employment

Nothing in this  Agreement  or the Plan shall be  interpreted  or  construed  to confer upon Grantee any right with respect to  continuance  of employment by the
Company or a subsidiary,  nor shall this  Agreement or the Plan interfere in any way with  the  right of the  Company  or a  Subsidiary  to  terminate  Grantee's employment at any time.

5.       Taxes and Withholding

Grantee  shall be  responsible  for all federal,  state,  and local income taxes payable with respect to this award of Restricted  Stock.  Grantee shall have the right to make  such  elections  under  the  Internal  Revenue  Code of 1986,  as amended, as are available in connection with this award of Restricted Stock. The
Company  and  Grantee  agree to report  the value of the  Restricted  Stock in a consistent  manner for federal  income tax purposes.  The Company shall have the right to retain and withhold from any payment of Restricted  Stock the amount of taxes required by any  government to be withheld or otherwise  deducted and paid with respect to such payment. At its discretion, the Company may require Grantee to  reimburse  the  Company for any such taxes  required to be withheld  and may withhold  any  distribution  in  whole  or  in  part  until  the  Company  is so reimbursed.  In lieu thereof,  the Company shall have the right to withhold from any other cash amounts due to Grantee an amount equal to such taxes  required to be withheld  or withhold  and cancel (in whole or in part) a number of shares of
Restricted Stock having a market value not less than the amount of such taxes.

6.       Grantee Bound By The Plan

Grantee hereby acknowledges receipt of a copy of the Plan and the prospectus for the Plan, and agrees to be bound by all the terms and provisions thereof.

7.       Modification of Agreement

This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived,  but only by a written  instrument  executed by the parties hereto.

Exhibit 10(iii)A(4)

8.       Severability

Should  any  provision  of  this  Agreement  be held  by a  court  of  competent jurisdiction  to be  unenforceable  or invalid  for any  reason,  the  remaining provisions  of this  Agreement  shall not be affected by such  holding and shall continue in full force in accordance with their terms.

9.       Governing Law

The validity,  interpretation,  construction,  and performance of this Agreement shall be governed by the laws of the State of Delaware  without giving effect to the conflicts of laws principles thereof.

10.      Successors in Interest

This  Agreement  shall inure to the benefit of, and be binding upon, the Company
and  its   successors   and   assigns,   whether   by   merger,   consolidation,
reorganization,  sale of assets, or otherwise. This Agreement shall inure to the benefit of Grantee's legal representatives. All obligations imposed upon Grantee and all rights  granted to the  Company  under  this  Agreement  shall be final, binding,  and conclusive upon Grantee's heirs,  executors,  administrators,  and successors.

11.      Resolution of Disputes

Any dispute or disagreement  which may arise under, or as a result of, or in any way relate to the interpretation, construction, or application of this Agreement shall be determined by the Committee.  Any determination made hereunder shall be final, binding, and conclusive on Grantee and the Company for all purposes.

Exhibit 10(iii)A(4)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                                 NATIONAL SERVICE INDUSTRIES, INC.

____________________________________________         By:__________________________________________________
         Helen D. Haines, Secretary                        James S. Balloun,
                                                           Chairman, President, and
                                                           Chief Executive Officer

                                                     GRANTEE:

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                                                           Name